Fair Value of Financial Instruments	12 Months Ended
Mar. 31, 2014
Fair Value Disclosures [Abstract]
Fair Value of Financial Instruments

17.    Fair Value of Financial Instruments

Cash and cash equivalents, Trade notes and accounts receivable, Trade notes and accounts payable, Accrued expenses, and Short-term borrowings

The carrying amount approximates fair value because of the short maturity of these instruments.

Investments in marketable securities

The fair values of KONAMI’s investments in marketable securities are based on quoted market prices.

Investments in non-marketable securities

For investments in non-marketable securities for which there are no quoted market prices, a reasonable estimate of fair value could not be made without incurring excessive costs. It was not practicable to estimate the fair value of common stock representing certain untraded companies. These investments are carried at cost.

Long-term debt

The fair values of KONAMI’s long-term debt instruments are based on the quoted price in the most active market or the present value of future cash flows associated with each instrument discounted using the Company’s current borrowing rate for similar debt instruments of comparable maturity.

The estimated fair values of KONAMI’s financial instruments at March 31, 2013 and 2014 are as follows:

	Millions of Yen
	2013		2014
	Carrying amount	Estimated fair value	Carrying amount	Estimated fair value
Non-derivatives:
Investments in marketable securities	¥440	¥440	¥518	¥518
Long-term debt, including current installments	(5,000)	(5,014)	(15,000)	(14,625)

Limitations

Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instruments. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and therefore cannot be determined with precision. Changes in assumptions could significantly affect the estimates.